UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2022

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

300 North Main Street
Moorefield	West Virginia	26836
(Address of principal executive offices)		(Zip Code)

(304)530-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock Par Value $2.50 per share	SMMF	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 24, 2022, the Board of Directors of Summit Financial Group, Inc. (the “Company”) approved an amendment to Section 2 of Article III of the Bylaws of the Company to reflect the requirement in the State Banking Code of West Virginia that each director of the Company or any of its bank subsidiaries own a certain number of qualifying shares in the Company. The State Banking Code of West Virginia requires that each director of the Company must own, in his or her own right, stock of the Company in an amount equal to or greater than any one of the following: (i) aggregate par value of $500.00; (ii) aggregate shareholder’s equity of $500.00 or (iii) aggregate fair market value of $500.00.

Prior to this amendment, the Bylaws of the Company and the Summit Financial Group, Inc. Attendance and Compensation Policy (the “Attendance and Compensation Policy”) required each director own a minimum of 2,000 shares of the Company’s common stock. The Board of Directors of the Company amended the Attendance and Compensation Policy to enable directors 24 months from the date of appointment or election to purchase 2,000 shares of the Company.

The Company’s Bylaws, as amended and restated, and the Company’s Attendance and Compensation Policy are attached hereto as Exhibit 3.1 and Exhibit 10.1, and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) The following exhibits are filed as part of this Form 8-K.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Summit Financial Group, Inc.

10.1	Summit Financial Group, Inc. Attendance and Compensation Policy

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMIT FINANCIAL GROUP, INC.

Date: March 2, 2022	By: /s/ Julie R. Markwood
Julie R. Markwood
Senior Vice President and Chief Accounting Officer